UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2016

___________________________________________

ERICKSON INCORPORATED
(Exact name of registrant as specified in its charter)
___________________________________________

Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200 Portland, Oregon 97239
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (503) 505-5800

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K (this “Form 8-K”) regarding the DIP Financing (as defined below) is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

On November 8, 2016 (the “Petition Date”), Erickson Incorporated (the “Company”) and its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being jointly administered under the caption “In re Erickson Incorporated, et al”, Case No. 16-34393 in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, before Honorable Harlin D. Hale (the “Chapter 11 Cases”). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

DIP Financing Agreement

In connection with filing the Chapter 11 Cases, the Debtors have entered into a Creditor Support Agreement dated November 8, 2016 providing for Debtor in Possession financing (the “DIP Financing”) pursuant to a Term Sheet (the “DIP Term Sheet”), consisting of a revolving credit facility (the “DIP Revolving Facility”) provided by Wells Fargo Bank, National Association, Keybank National Association, Bank of the West, Bank of America, N.A., and Union Bank, N.A. (the “Existing First Lien Lenders”), and a term credit facility (the “DIP Term Facility”) in the amount of $66,670,000 provided by certain holders of the Debtor’s Senior Notes (defined below). The Company and Debtor Erickson Helicopters, Inc. are borrowers under the DIP Financing and all of their direct and indirect subsidiaries are guarantors (“Guarantors”). All amounts owing by the Debtors under the DIP Revolving Facility and the obligations of the Guarantors in respect thereof will be secured by a perfected, first priority security interest in and lien on substantially all of the assets of the Borrower and the Guarantors (the “DIP Collateral”) and (b) all amounts owing by the Debtors under the DIP Term Facility and the obligations of the Guarantors in respect thereof will be secured by a perfected, second priority security interest in and lien on the DIP Collateral. The DIP Financing is subject to Bankruptcy Court approval, and the Debtors have filed a motion to request Bankruptcy Court approval. The DIP Term Sheet is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases described above constitutes an event of default under the Company’s Credit Agreement dated as of May 2, 2013 (as amended, the “Pre-Petition Credit Agreement”) between the Debtors and the Existing First Lien Lenders. The Pre-Petition Credit Agreement states that, as a result of the commencement of the Chapter 11 Cases, the Company’s obligations under the Pre-Petition Credit Agreement (including, without limitation, all amounts under any letters of credit) are automatically accelerated. As of November 8, 2016, there were $127,784,879.04 outstanding borrowings under the Pre-Petition Credit Agreement and $2,978,969.06 outstanding letters of credit.

In addition, the commencement of the Chapter 11 Cases described above constitutes an event of default under the Company’s 8.25% Second Priority Senior Secured Notes due May 1, 2020 (the “Senior Notes”). In addition, the Company failed to make payments due on November 1, 2016 under the Senior Notes. The Senior Notes state that, as a result of the commencement of the Chapter 11 Cases, the Company’ s obligations under the Senior Notes are automatically accelerated. As of November 8, 2016, an aggregate amount of approximately $355,368,000 was outstanding under the Senior Notes.

As a result of the filing of the Chapter 11 Cases, the Company believes that the ability of the Debtors’ creditors to seek remedies to enforce their respective rights against the Debtors under these and other agreements are stayed and creditor rights of enforcement against the Debtors are subject to the applicable provisions of the Bankruptcy Code.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

(a)

On November 2, 2016, the Company concluded that its previously issued consolidated financial statements for the years ended December 31, 2015 and 2014 and its quarterly financial information for each of the quarterly and year-to-date periods ended March 31, June 30, and September 30, for the years 2015 and 2014, and the quarterly and year-to-date periods ended March 31 and June 30, 2016 should no longer be relied on because of certain errors within the financial statements.

During the third quarter of 2016, as part of the Company’s review of the condition of its aircraft fleet, including leased aircraft, management discovered that certain of the leased aircraft had been rendered non-airworthy for extended periods of time. Certain of the Company’s aircraft lease agreements require that it maintain its leased aircraft in an airworthy condition at all times. Beginning in the second quarter of 2014 and through the second quarter of 2016, several leased aircraft fell into non-airworthy status at different times, but the Company did not reflect the return-to-service obligation in its financial statements. In accordance with generally accepted accounting principles (“GAAP”), this obligation should have been recorded in the consolidated financial statements of the Company.

The Company has discovered an estimated $13.8 million understatement of current liabilities and return-to-service expense as the net cumulative effect of these errors through June 30, 2016. The effects on certain reported periods are quantitatively significant, and the impact of the individual errors has not yet been determined. The errors resulted from not accruing a return-to-service expense when various leased aircraft fell into non-airworthy condition. A non-airworthy condition would have either been triggered by not performing a major inspection when due, i.e. allowing the major inspection date to lapse, or the removal of a major part from the aircraft that rendered the aircraft non-flyable.

Expected Impact of the Errors

The Company has not completed its analysis in respect to the errors, nor has any of the data been subject to any audit procedures. The Company expects that correcting the errors will require recording an increase to current liabilities for the unrecorded return-to-service obligation incurred during years 2014 and 2015, and for the first and second quarters of 2016, and a related charge to return-to-service expense for each affected quarter.

The Company expects that net loss, basic and diluted net loss per share, accumulated deficit, and shareholder’s equity for such periods will also be impacted, and will be adjusted for any taxation effects. The identified errors are not expected to have an impact on total revenue or operating cash flows.

The Securities and Exchange Commission (“SEC”) reports affected by the errors are as follows:

•	Form 10-Q’s for the quarterly and year-to-date periods ended March 31 and June 30 of 2016.

•	Form 10-Q’s for the quarterly and year-to-date periods ended March 31, June 30 and September 30 of 2015.

•	Form 10-K for the year ended December 31, 2015, including income statement, balance sheet and cash flow comparatives for the year ended 2014.

Section 404 of the Sarbanes-Oxley Act

The Company discovered the errors as a result of hiring a new Chief Financial Officer with extensive experience in the airline industry. The Company’s Audit Committee and Chief Financial Officer are assessing the effect of the errors on the Company’s internal control over financial reporting and its disclosure controls and procedures and have not yet reached a final conclusion.

The Company’s management and Audit Committee have discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm.

FORWARD-LOOKING STATEMENTS

Certain statements made in this Current Report on Form 8-K are forward-looking statements, including, without limitation, statements regarding the expected impact and amounts of certain accounting errors on the Company’s previously issued financial statements. These forward-looking statements reflect the Company’s current belief and expectations and are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that may cause future results to differ materially include risks that the completion of the Company’s assessment of the impacts of the errors on its financial statements may take longer than anticipated, that the Company may be unable to timely prepare and file financial information correcting the errors, and that the Company may identify additional errors and/or will identify additional weaknesses in its internal control over financial reporting. Given these uncertainties, you should not place undue reliance on any forward-looking statements. There can be no assurance that the final impact and the amounts of the errors will not differ materially from estimates that are described in this report. The Company undertakes no obligation to update or revise any forward-looking statements to reflect new information or future events or developments, except as required by law.

Item 7.01	Regulation FD Disclosure.

The Company previously entered into confidentiality agreements with certain holders (“Confidentiality Agreement Parties”) of the Senior Notes. The Company entered into discussions with the Confidentiality Agreement Parties regarding the possibility of a potential financing, recapitalization, reorganization and/or restructuring transaction (a “Possible Transaction”). The Company and the Confidentiality Agreement Parties reached agreement on the DIP Financing as set forth in Items 1.01 and 1.03 above, which discussion is incorporated herein by reference.

Pursuant to the confidentiality agreements, the Company agreed to publicly disclose certain confidential information provided to the Confidentiality Agreement Parties (the “Cleansing Materials”). Copies of the Cleansing Materials, including (i) a Cash Flow Forecast dated October 2016, (ii) an Operating and Monthly Cash Flow Forecast dated October 2016 and (iii) an Investor Presentation dated October 2016 are attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, to this Form 8-K.

Any financial projections or forecasts included in the Cleansing Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections therein should not be regarded as an indication that the Company or its affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s restructuring compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

Additional Information about the Chapter 11 Case

In addition, in connection with the filing of the voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code, the Company issued a press release on November 8, 2016, a copy of which is attached as Exhibit 99.4 to this Form 8-K. Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at www.kccllc.net/erickson. Information contained on, or that can be accessed through, such website is not part of this Current Report.

The information included in this Form 8-K under Item 7.01 and Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Modified SEC Reporting

During the pendency of the Chapter 11 Cases, the Company will adopt a modified reporting program with respect to its reporting obligations under the federal securities laws. In lieu of continuing to file Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K under Section 15(d) of the Securities Exchange Act of 1934, the Company will each month file with the SEC a Current Report on Form 8-K that will have attached to it the monthly financial reports required by the Bankruptcy Court. The Company will be conferring with the Office of the United States Trustee in Texas regarding the specific timing for filing monthly operating reports in the Chapter 11 Cases. The Company will continue to file Current Reports on Form 8-K as is required by the federal securities laws. The Company believes that this modified reporting program is consistent with the protection of its investors.

Cautionary Note Regarding the Chapter 11 Case

The Company’s stockholders are cautioned that trading in shares of the Company’s common stock during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. The Company expects that the currently outstanding shares of its common stock will be cancelled and extinguished upon confirmation of a restructuring plan by the Bankruptcy Court. In such an event, the Company’s stockholders would not be entitled to receive or retain any cash, securities or other property on account of their cancelled shares of common stock. As a result, the Company expects that its currently outstanding stock has no value. Trading prices for the Company’s common stock may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K and the related exhibits contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including those relating to the intent, beliefs, plans or expectations of the Company are based upon current expectations and are subject to a number of risks, uncertainties and assumptions. It is not possible to predict or identify all such factors and the following list should not be considered a complete statement of all potential risks and uncertainties relating to the filing of the bankruptcy petitions by the Debtors, including, but not limited to: (i) the Company’s ability to obtain the Bankruptcy Court’s approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession, (ii) the ability of the Company and its subsidiaries to negotiate, develop, confirm and consummate a plan of reorganization, (iii) the effects of the filing of the bankruptcy petitions on the Company’s business and the interests of various constituents, (iv) the Bankruptcy Court rulings in the Chapter 11 Cases, as well the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general, (v) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 proceedings, (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to confirm and consummate a plan of reorganization, (vii) the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations, (viii) increased advisory costs to execute the Company’s reorganization, (ix) the impact of a potential NASDAQ suspension of trading and commencement of delisting proceedings on the liquidity and market price of the Company’s common stock and on the Company’s ability to access the public capital markets, (x) the uncertainty that any trading market for the Company’s common stock will exist or develop in the over-the-counter markets,(xi) the Company’s ability to continue as a going concern and (xii) other risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from those described in the forward-looking statements. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K for more information. The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
10.1	DIP Term Sheet.
99.1	Cash Flow Forecast, dated October 2016.
99.2	Operating and Monthly Cash Flow Forecast, dated October 2016.
99.3	Investor Presentation, dated October 2016.
99.4	Press Release, dated November 8, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 9, 2016	Erickson Incorporated

		By:	/s/ David Lancelot
David Lancelot
Chief Financial Officer